UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 9, 2017
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

______________________________________
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
As previously announced, Castlight Health, Inc. (“Castlight”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Neptune Acquisition Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Castlight (“Merger Sub”), Jiff, Inc., a Delaware corporation (“Jiff”) and Fortis Advisors LLC, as the Stockholders’ Agent, pursuant to which Merger Sub will merge with and into Jiff with Jiff surviving the merger as a wholly owned subsidiary of Castlight (the “Merger”).
The purpose of this Current Report on Form 8-K is to update the joint proxy statement/prospectus/information statement included in the Registration Statement on Form S-4, file No. 333-215861 filed by Castlight with the Securities and Exchange Commission (“SEC”) and declared effective by the SEC on February 14, 2017, relating to the Merger. The joint proxy statement/prospectus/information statement was first mailed to stockholders of Castlight on February 24, 2017.
Following the announcement of the execution of the Merger Agreement, on March 1, 2017, a purported class action lawsuit was filed in the United States District Court for the District of California (Kromphold v. Castlight Health, Inc., et al. Case No. 3:17-cv-1081) asserting a claim for violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, against Castlight and its directors. The complaint alleges, among other things, that Castlight and its board of directors disseminated a proxy statement that misrepresented or omitted material information concerning the proposed Merger.
Castlight believes that the lawsuit is without merit and believes that no further disclosure is required under applicable laws; however, to avoid the risk of the litigation delaying or adversely affecting the Merger and to minimize the expense of defending the litigation related to the Merger, the defendants have agreed to make the supplemental disclosures related to the Merger as set forth herein. As a result of the supplemental disclosures set forth herein, the named plaintiff in the pending lawsuit has concluded that the claims in the lawsuit have been mooted, has determined not to seek to enjoin the special meeting of Castlight stockholders to vote on the Merger, and will dismiss the lawsuit with prejudice.
Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.
SUPPLEMENT TO DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT
Set forth below are supplemental disclosures to the definitive joint proxy statement/prospectus/information statement. This supplemental information should be read in conjunction with the definitive joint proxy statement/prospectus/information statement, which should be read in its entirety.
The fourth bullet in the answer to the question “Why are Castlight and Jiff proposing the merger?” on page iii in the section entitled “Questions and Answers About the Merger—General Questions and Answers” is deleted in its entirety and replaced with the following:

“the likelihood and timing of the cost savings, related expenses and revenue synergies;”

The paragraph beginning “On October 14, 2016,” on page 57 of the definitive proxy statement/prospectus/information statement in the section entitled “The Merger—Background of the Merger” is deleted in its entirely and replaced with the following:

“On October 14, 2016, the Special Committee authorized Mr. Doyle to present to Jiff a preliminary term sheet for the potential acquisition of Jiff by Castlight in an all-stock transaction, which Mr. Doyle then delivered to Mr. Newell. Mr. Newell, James Currier, a member of the Jiff Board, Mr. Doyle and Giovanni Colella subsequently attended an industry conference and had several conversations regarding potential changes to the proposed terms, primarily focused on the amount of consideration, structure of the acquisition, indemnification and potential leadership structure of a combined company.”

The following sentence is added at the end of the paragraph beginning “On October 17, 2016,” on page 58 of the definitive proxy statement/prospectus/information statement in the section entitled “The Merger—Background of the Merger”:

“Representatives from the key Castlight customer responded positively to the potential combined offering from Jiff and Castlight.”

The paragraph beginning “On November 19, 2016,” on page 58 of the definitive proxy statement/prospectus/information statement in the section entitled “The Merger—Background of the Merger” is deleted in its entirely and replaced with the following:

“On November 19, 2016, Mr. Doyle delivered a revised term sheet to Mr. Newell, which included the terms of the Earnout.”

The paragraph beginning “On November 21, 2016,” on page 59 of the definitive proxy statement/prospectus/information statement in the section entitled “The Merger—Background of the Merger” is deleted in its entirely and replaced with the following:

“On November 21, 2016, Jiff provided comments on the term sheet and Mr. Newell and Mr. Doyle had several telephone calls to discuss the term sheet. Between that date and November 27, 2016, based on input from their respective constituencies, representatives of Fenwick and Gunderson Dettmer negotiated the provisions of the term sheet, including indemnification and which party would pay transaction expenses and in what amount.”

The fourth bullet on page 62 of the definitive proxy statement/prospectus/information statement in the section entitled “The Merger—Castlight’s Reasons for the Merger; Recommendation of the Special Committee of the Castlight Board” is deleted in its entirety and replaced with the following:
“the likelihood and timing of the cost savings, related expenses and revenue synergies expected to result from the proposed merger (while Castlight believes such cost savings and synergies are likely, Castlight has not estimated or otherwise quantified them);”
The paragraph beginning “As the Special Committee was aware,” on page 73 of the definitive proxy statement/prospectus/information statement in the section entitled “The Merger—Opinion of Castlight’s Financial Advisor—Certain Informational Factors—Miscellaneous” is deleted in its entirely and replaced with the following:

“As the Special Committee was aware, Allen & Company previously provided investment banking services to Castlight in connection with its initial public offering in March 2014. Although Allen & Company did not provide investment banking services to Castlight unrelated to the merger for which Allen & Company received compensation during the past two years, Allen & Company in the future may provide such services to Castlight, for which services Allen & Company may receive compensation.”

The table entitled “Castlight-Jiff Management Forecasts” and the paragraph beginning “Non-GAAP operating loss is defined as GAAP operating loss,” following such table on page 75 of the definitive proxy statement/prospectus/information statement in the section entitled “The Merger—Certain Prospective Financial Information Relating to Castlight and Jiff” are deleted in their entirety and replaced with the following:

Castlight- Jiff Management Forecasts	CY2016E	CY2017E	CY2018E	CY2019E
New Bookings (Actual Contract Value)	$15	$20	$26	$32
Total Net Revenue	$8	$19	$41	$66
Gross Profit	$2	$8	$25	$43
Gross Margin	20%	42%	61%	66%
Total Operating Expenses	$(29)	$(39)	$(43)	$(50)
Non-GAAP EBITDA	$(27)	$(31)	$(17)	$(7)
Operating Cash Flow	$(23)	$(33)	$(18)	$(3)
Non-GAAP Unlevered After-Tax Free Cash Flow	N/A	$(34)	$(27)	$(18)

Non-GAAP operating loss is defined as GAAP operating loss, adjusted to exclude the estimated effects of stock-based compensation, charges related to reduction in workforce, litigation settlement, acquisition costs and amortization of internal use software. New Bookings (Annual Contract Value) is defined as the aggregate amount of (a) non-contingent professional services fees and subscription fees payable by any customer during the first 12 months of a 2017 Jiff contract, net of any associated third party costs for market place products and (b) contingent professional and subscription fees earned during the year. Non-GAAP EBITDA is defined as net loss, adjusted to exclude the estimated effects of depreciation and amortization, interest income (expense), net, provision for income taxes and stock-based compensation.

Non-GAAP unlevered after-tax free cash flow is defined as non-GAAP EBITDA, as adjusted to include the estimated effects of depreciation and amortization, stock-based compensation and taxes, plus depreciation and amortization, less changes in working capital and less capital expenditures, and for purposes of this calculation, stock-based compensation was treated as a cash expense. Non-GAAP unlevered after-tax free cash flow for Jiff for 2017 through 2019 was calculated as follows (in millions):

	CY2017E	CY2018E*	CY2019E*
Non-GAAP EBITDA	$(31)	$(17)	$(7)
Depreciation and Amortization	(0)	(0)	(1)
Stock-based Compensation	(4)	(8)	(13)
Non-GAAP Taxable EBIT	(35)	(26)	(20)
Taxes at 40%	—	—	—
Non-GAAP Net Operating Profit after Taxes	(35)	(26)	(20)
Depreciation and Amortization	0	0	1
Change in Net Working Capital	1	(1)	3
Capital Expenditures	(0)	(1)	(1)
Non-GAAP Unlevered After-Tax Free Cash Flow	$(34)	$(27)	$(18)
* Numbers do not total due to rounding.

Forward Looking Statements
This document contains forward-looking statements that are not purely historical regarding Castlight’s or its management’s intentions, beliefs, plans, expectations and strategies for the future, including those relating to the prospective financial information of Jiff. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from Castlight’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to the ability of the parties to complete the proposed transaction, obtaining Castlight and Jiff stockholder approval and any required regulatory clearances, and customer and partner reception to the proposed transaction. Readers should also refer to the section entitled “Risk Factors” in Castlight’s most recent reports on Form 10-K and Form 10-Q and other documents of Castlight on file with the SEC.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction between Castlight and Jiff, Castlight has filed a registration statement on Form S-4 with the SEC (Registration Statement No. 333-215861), and this registration statement, as amended, was declared effective by the SEC on February 14, 2017. This registration statement contains a joint proxy statement/prospectus/information statement and relevant materials concerning the proposed transaction. Castlight and Jiff mailed the definitive joint proxy statement/prospectus/information statement to their respective stockholders on February 24, 2017. Additionally, Castlight intends to file with the SEC other relevant materials in connection with the proposed transaction. STOCKHOLDERS OF CASTLIGHT AND JIFF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Castlight at www.castlighthealth.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed transaction shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Castlight and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Castlight’s stockholders with respect of the matters relating to the proposed transaction. Jiff and its officers and directors may also be deemed a participant in such solicitation. Information regarding any interest that Castlight, Jiff or any of the executive officers or directors of Castlight or Jiff may have in the proposed transaction with Jiff is included in the joint proxy statement/prospectus/information statement that Castlight has filed with the SEC in connection with its stockholder vote on matters relating to the proposed transaction. Information about the directors and executive officers of Castlight, including their respective interest in security holding of Castlight, is set forth in the proxy statement for Castlight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. Stockholders may obtain additional information regarding the interest of such participants by reading the definitive joint proxy statement/prospectus/information statement regarding the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castlight Health Inc.
Date: March 9, 2017
	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
Chief Financial Officer